©2020 U. S. Steel. All Rights Reserved www.ussteel.com NEWS RELEASE CONTACTS: John O. Ambler Vice President Corporate Communications T – (412) 433-2407 E – joambler@uss.com Kevin Lewis Vice President Investor Relations T – (412) 433-6935 E – klewis@uss.com FOR IMMEDIATE RELEASE UNITED STATES STEEL CORPORATION TO ACQUIRE REMAINING EQUITY OF BIG RIVER STEEL • Completes strategic investment in North America’s most advanced flat-rolled mini mill • Creates North America’s only customer-centric “Best of Both” steelmaker to combine world-competitive integrated and mini mill technologies • Combines industry-leading Generation 3 advanced high-strength steel product know-how with efficient, low-cost mini mill production process • Provides unique customer value proposition of differentiated, high-performance, environmentally sustainable steel solutions • Creates a more competitive, agile and customer-centric organization with an expanded footprint to serve the growing southern U.S. and Mexico automotive end-markets • Expands talent pool by adding Big River Steel’s skilled, entrepreneurial mini mill operators to U. S. Steel’s integrated steelmaking and finishing experts • Supports the continued achievement of as much as $1 billion in capital and operational cash improvements by 2022 PITTSBURGH, December 8, 2020 – United States Steel Corporation (NYSE: X) (“U. S. Steel”) announced today it has exercised its call option to acquire the remaining equity of Big River Steel (“Big River Steel”) for approximately $774 million from cash on hand. The company ended November with approximately $2.9 billion of liquidity, including over $1.7 billion of cash. The transaction is expected to be immediately accretive to earnings with the potential for significant synergies to further support long-term value creation. The transaction is subject to satisfaction of customary closing conditions, including antitrust approval, and is expected to close in the first quarter of 2021.

©2020 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com “For months, I’ve said that we can’t get to the future fast enough. Today, I can say the future is now. We are acquiring Big River Steel, the cornerstone of our ‘Best of Both’ strategy,” said David B. Burritt, President and Chief Executive Officer of U. S. Steel. “With Big River Steel, we can offer customers the high performance, innovative steel products they expect from U. S. Steel’s scientists and application engineers made through a state-of-the-art, environmentally sustainable and efficient mini mill process.” “I’m extremely proud of what our Big River Steel team has achieved in building the most technologically advanced and only LEED certified steel mill, and I’m equally proud that we are joining a company that not only values our many accomplishments, but shares our vision as well,” said Big River Steel CEO David Stickler. “Being an entrepreneurial disrupter is in our DNA and I’m excited about the possibilities we have already demonstrated by leveraging U. S. Steel’s industry-leading research and development capabilities. I can’t wait to show the world what the ‘Best of Both’ truly means.” Big River Steel operates a LEED-certified Flex MillTM in northeast Arkansas that is believed to be the newest and most advanced flat-rolled mill in North America. Big River Steel’s advanced manufacturing technology and skilled operators combined with U. S. Steel’s product development capabilities and intellectual property have allowed Big River Steel to produce eleven advanced U. S. Steel grades, including substrate for its XG3™ grade of Generation 3 advanced high-strength steels (AHSS). Big River Steel offers high-quality products and services to discerning customers in the automotive, energy, construction, and agricultural industries. Big River Steel’s Phase II-A expansion doubled the mill’s hot-rolled steel production capacity to 3.3 million tons annually, establishing it as one of the largest electric arc furnace-oriented flat-rolled mills in North America. The Phase II-A expansion was completed in November of this year, ahead of schedule and below Big River Steel’s previously disclosed budget. Burritt continued, “We are acquiring now to expand the benefits of this powerful partnership. This is aligned with the strong strategic execution and meaningful progress we’ve demonstrated in 2020 toward our goal of $1 billion in capital and operational cash improvements. By completing our top strategic priority, Big River Steel, we expect to strengthen our order book, increase our competitiveness and accelerate further product innovation for our customers. Longer term, the lower, variable cost structure will increase our efficiency, profitability and cash flow across the business cycle.” “We look forward to welcoming the Big River Steel team to the U. S. Steel family. We have already successfully produced eleven of U. S. Steel’s proprietary grades at Big River, including our most innovative Generation 3 grades of advanced high-strength steel. With Big River Steel, we expect to more nimbly respond to improving market conditions in the near-term and disrupt the steel industry to the long-term benefit of our customers.” Since its October 31, 2019, acquisition of a 49.9% ownership interest in Big River Steel, U. S. Steel has created strategic benefits, validating the strong strategic rationale expected to be realized upon full ownership of Big River Steel. Key accomplishments to date include:

©2020 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com • Big River Steel’s production of substrate for U. S. Steel’s industry-leading XG3TM advanced high- strength steel and other automotive grades that will ultimately increase U. S. Steel’s competitiveness in a broader range of automotive applications to better serve strategic customers. This will increase U. S. Steel’s ability to supply automotive manufacturers with the materials they need to not only meet automobile passenger safety requirements but also significantly reduce weight and emissions to meet future vehicle fuel efficiency (CAFE) standards, all made through an ultra-low-carbon emission production process. These same products are also a “greener” solution for customers who are increasingly focused on sustainability within their supply chains. • U. S. Steel’s assistance to Big River Steel in developing a wider range of steel grades, including grades predominately made by integrated producers, demonstrating the power of the world competitive “Best of Both” integrated and mini mill steelmaking technology strategy. • Validating the future role of Big River Steel’s proven sustainable steelmaking technology will play in meeting U. S. Steel’s commitment to reduce greenhouse gas emissions intensity across its global footprint by 20%, as measured by the rate of carbon dioxide equivalents emitted per ton of raw steel produced, by 2030 based on 2018 baseline levels. Big River Steel will also increase the steel recycling intensity within U. S. Steel’s footprint. • Sharing best practices during completion of U. S. Steel’s previously announced strategic investment in electric arc furnace steel production to accelerate operational readiness in Alabama. • Meaningful progress on the target of achieving as much as $1 billion in capital and operational cash improvements by rescoping asset revitalization investments, reducing fixed costs and extracting incremental value from excess iron ore. Terms of the Transaction U. S. Steel delivered notice of the exercise of its option to acquire the remaining equity in Big River Steel. Under the terms of the 2019 agreement between Big River Steel, U. S. Steel and the other Big River Steel equity holders, U. S. Steel and the relevant parties will enter into a purchase agreement providing for the purchase of outstanding equity interests not already owned by U. S. Steel for an aggregate price of $774 million, which will contain customary terms and conditions. In order to preserve certain tax benefits related to Big River Steel’s Phase II-A expansion, U. S. Steel will defer the closing of the purchase of a de minimis percentage of the equity in Big River Steel for a limited period. Timing and Approvals Closing of the transaction is anticipated in the first quarter of 2021, subject to satisfaction of customary closing conditions, including antitrust approval.

©2020 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Advisors Barclays is serving as exclusive M&A financial advisor, while PJT Advisors and Rothschild & Co. are serving as financing advisors to U. S. Steel on the acquisition, and Milbank LLP is providing legal counsel. Conference Call Information U. S. Steel will conduct a conference call to discuss the details of this transaction on December 8, 2020, at 8 a.m. EST. To listen to the webcast of the conference call and to access the company’s slide presentation, please visit the U. S. Steel website, www.ussteel.com, and click on the “Investors > Events & Presentations” section. Replays of the conference call will be available on the website after 10:30 a.m. EST on December 8, 2020. FORWARD-LOOKING STATEMENTS This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, the consummation of the Big River Steel acquisition (the “Transaction”); potential capital and operational cash improvements; the Company’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of the combined company; the combined company’s products and potential; the Company’s ability to obtain financing for other strategic projects; and the anticipated timing of closing of the Transaction; and statements expressing general views about future results. However, the absence of these words or similar expressions does not mean that a statement is not forward- looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as

©2020 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the Transaction in the anticipated timeframe or at all and the possibility that the Transaction does not close; risks related to the ability to realize the anticipated benefits of the Transaction, including the possibility that the expected benefits, synergies and cost savings from the proposed Transaction or the capital and operational cash improvements will not be realized or will not be realized within the expected time period; risks related to the satisfaction of the conditions to closing (including the failure to obtain necessary regulatory approvals) and the risk that the businesses will not be integrated successfully following acquisition; disruption from the Transaction making it more difficult to maintain business and operational relationships; negative effects of the announcement or the consummation of the proposed Transaction on the market price of the Company’s common stock; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the Transaction; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors that could cause actual results to differ materially from those reflected in such statements. Accordingly, the Company cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review the Company’s Annual Report on Form10-K for the year ended December 31, 2019, our Quarterly Reports on Form 10-Q, and those described from time to time in our future reports filed with the Securities and Exchange Commission. -oOo- 2020-042 Founded in 1901, the United States Steel Corporation is a Fortune 250 company and leading integrated steel producer. With extensive iron ore production and an annual raw steelmaking capability of 22 million net tons, U. S. Steel produces high value-added steel products for the automotive, infrastructure, appliance, container, and energy industries. The company’s customer-centric “Best of Both” world competitive integrated and mini mill technology strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With renewed emphasis on innovation and customer focus, the company produces cutting-edge products such as U. S. Steel’s proprietary XG3™ advanced high- strength steel. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com. Source: United States Steel Corporation